UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below in Item 3.02 (Unregistered Sale of Equity Securities) is incorporated into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities

On September 7, 2017, Document Security Systems, Inc. (the “Company”) agreed to sell 133,333 shares of its common stock, par value $0.02 per share (the “Common Stock”), to one accredited investor (the “Purchaser”) for an aggregate purchase price of $100,000, pursuant to a Securities Purchase Agreement between the Company and the Purchaser. Completion and closing of the sale is contingent upon certain customary closing conditions being met, including approval of an Additional Listing Application by the NYSE American Exchange. Upon closing of the sale, the Purchaser will also receive accompanying five-year warrants to purchase up to an aggregate of 26,667 additional shares of Common Stock at an exercise price of $1.00 per share (the “Warrants”). The warrants do not provide for a cashless exercise feature.

Neither the Common Stock issued in connection with the sale, the Warrants, nor the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act. These Securities may not be offered or sold by the Purchaser in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements.

The form of Common Stock Purchase Warrant and Securities Purchase Agreement are identical to those filed as exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed by the Company on September 6, 2017. The foregoing summary descriptions of the terms of the Common Stock Purchase Warrant and the Securities Purchase Agreement are qualified in their entirety by reference to the full texts of each such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 of Form 8-K filed on September 6, 2017).

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of Form 8-K filed on September 6, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: September 8, 2017	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer